Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.

                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED


         1. Grant of Warrant. This is to certify that, for value received, TLC The Laser Center, Inc. ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, fifty thousand (50,000) fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section 12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.

                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED


         1. Grant of Warrant. This is to certify that, for value received, Pequot Private Equity Fund, L.P. ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, thirty-eight thousand
eight  hundred   thirty-three   (38,833),   fully  paid,   validly  issued  and
non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in
Section 12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.

                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED


         1. Grant of Warrant. This is to certify that, for value received, Pequot Scout Fund, L.P. ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, six thousand two hundred fifty (6,250), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section 12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.
                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED

         1. Grant of Warrant. This is to certify that, for value received, Pequot Offshore Private Equity Fund, Inc. ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, four thousand nine hundred seventeen (4,917), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section
12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.

                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED

         1. Grant of Warrant. This is to certify that, for value received, Stark International ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, thirty-five thousand (35,000), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section 12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.
                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED

         1. Grant of Warrant. This is to certify that, for value received, Shepherd Investments International, Ltd. ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, fifteen thousand (15,000), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section 12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.

                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED

         1. Grant of Warrant. This is to certify that, for value received, William D. Corneliuson ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, thirty thousand (30,000), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section 12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.
                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED

         1. Grant of Warrant. This is to certify that, for value received, EGS Private Healthcare Partnership, L.P. ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, twenty-one thousand
eight  hundred   seventy-five   (21,875),   fully  paid,   validly  issued  and
non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in
Section 12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.
                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED

         1. Grant of Warrant. This is to certify that, for value received, EGS Private Healthcare Counterpart, L.P. ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, three thousand one hundred twenty-five (3,125), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section
12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."
         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

         Void after 5:00 p.m., New York, New York time, on March 22, 2004

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.

                     _______________________________________

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED

         1. Grant of Warrant. This is to certify that, for value received, Special Situations Private Equity Fund, L.P. ("Investor") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, twenty thousand (20,000), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at an initial exercise price equal to $5.125 per share in the manner and subject to the conditions hereinafter provided. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section
12. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."
         2. Term. This Warrant shall expire in full to the extent not exercised by 5:00 p.m., New York, New York time, on March 22, 2004.

         3. Exercise of Warrant. This Warrant may be exercised in whole or in increments of 5,000 shares of Common Stock, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder.

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, unless such date is not a day on which banks are open for business in New York, New York in which case this Warrant shall be deemed to have been exercised on the first succeeding day on which banks are open for business in New York, New York (such date, the "Exercise Date"). The person entitled to receive the shares of Common Stock issuable upon such exercise shall be deemed to be the holder of record thereof from and after the Exercise Date, notwithstanding that certificates representing such Warrant Shares shall not then have been physically delivered.

         4. Reservation of Shares. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall from time to time be required for issuance and delivery upon exercise of the Warrant in full.

         5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Any fractional share to which Holder would otherwise be entitled shall be rounded to the nearest whole share.

         6. Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as named in the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company in accordance with the provisions hereof, the Company may treat the Holder named in the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         7. Warrant Agent. The Company may, by written notice to all Holders, appoint an agent ("Warrant Agent") for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, or replacing this Warrant. Thereafter, any such registration, issuance, exchange, or replacement shall be made at the office of the Warrant Agent.

         8.       Transfer, Exchange or Replacement.

                  (a) Transferability and Non-Negotiability of Warrant. Neither this Warrant nor any interest therein may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by Holder and the transferee or assignee thereof, including delivery of investment intent representation letters and a legal opinion acceptable to the Company and its counsel to the effect that such transfer or assignment is exempt from the registration requirements of the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the "Securities Act"), and any applicable state securities laws. Subject to the preceding sentence and the Company's prior written approval of any proposed transferee (such approval, if any, being subject to the Company's sole and absolute discretion), this Warrant may be transferred by endorsement (by Holder executing the Assignment Form annexed hereto with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program) and delivery thereof to the Company or the Warrant Agent, as applicable, together with payment of any applicable transfer taxes.

                  (b) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and subject to
Section 8(a), the Company at its expense shall issue to Holder a new warrant or warrants of like tenor, in the name of Holder or as Holder (on payment by Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                  (c) Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, on delivery of a third-party indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, an new warrant of like tenor and amount.

         9.       Compliance with Securities Laws.

                  (a) Holder, by acceptance of this Warrant, acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act and represents and warrants to the Company that this Warrant is being acquired for investment and not for distribution or resale, solely for Holder's own account and not as a nominee for any other person, and that Holder will not offer, sell, pledge or otherwise transfer this Warrant or any Warrant Shares except (i) in compliance with the requirements for an available exemption from the Securities Act and any applicable state securities laws, or (ii) pursuant to an effective registration statement or qualification under the Securities Act and any applicable state securities laws.

                  (b) Certificates for all Warrant Shares shall bear a legend in substantially the following form:

         THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED.

         10. Rights of the Holder. Subject to Sections 12 and 13, and until the Warrant shall have been exercised as provided herein, Holder shall not be entitled to vote, receive dividends or other distributions on, or be deemed the holder for any purpose of, any Warrant Shares or any other securities of the Company that may from time to time be issuable upon the exercise hereof, nor shall Holder, in such capacity, enjoy any of the rights of a stockholder of the Company or any right to vote on, or consent (or withhold consent) to, the election of directors of the Company or any other matter submitted to the stockholders of the Company, or to receive notice of meetings thereof.

         11. Registration Rights. Holder shall be entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and the other signatories thereto.

         12. Anti-Dilution Provisions. So long as this Warrant, or any portion thereof, shall remain outstanding and unexpired, the Exercise Price in effect from time to time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

                  (a) If the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares (any of the foregoing, a "Dilutive Event"), the Exercise Price in effect at the time of the record date for such Dilutive Event shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Dilutive Event, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event (such fraction, the "Adjustment Factor"). Such adjustment shall be made successively whenever any Dilutive Event shall occur.

                  (b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Section 12(a), the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by dividing the number of shares issuable upon exercise of this Warrant by the Adjustment Factor.

                  (c) If at any time, as a result of an adjustment made pursuant to Section 12(d) or 12(e), the Holder of this Warrant shall thereafter become entitled to receive any shares of the Company, other than Common Stock or shares of any issuer other than the Company, thereafter the Exercise Price and the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 12(a) or 12(b).

                  (d) If the Company by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

                  (e) If at any time there shall be (i) a reorganization (other than a subdivision, combination, reclassification, or other change of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii)a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provisions of this Section 12(e) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporate that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (f) Whenever the Exercise Price shall be adjusted as required by the provisions of Section 12, the Company shall promptly file in the custody of its Secretary or an Assistant Secretary at its principal office or Other Office and with the Warrant Agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock or other securities, if any, issuable upon exercise of this Warrant and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such certificate shall be made available at all reasonable times for inspection by Holder and the Company shall forthwith after each such adjustment mail a copy of such certificate to Holder at its address last appearing in the Warrant Register.

         13. Notices to Warrant Holders. If at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, (i) the Company shall pay any dividend or make any distribution upon the Common Stock (other than regular quarterly cash dividends or dividends paid in the form of Common Stock),
(ii) the Company shall offer to the holders of Common Stock generally for subscription or purchase by them any share of the Company of any class or any other rights issued by the Company, or (iii) the capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed to Holder at its address specified in the Warrant Register, at least 10 days prior to the date specified in (x) or (y) below, as applicable, a notice containing a brief description of the proposed event described in (i),
(ii) or (iii) above and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up is to take place and the date, if any, is be fixed, as of which the holders of the Common Stock or other securities shall receive cash or other property deliverable upon such event. Notwithstanding the above, the failure to give such notice shall not affect the validity of any transaction for which the notice was required to be given.

         14. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

         15. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         16. Authorization. The Company and Investor each represent and warrant to the other, as applicable, that (i) each such party is duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation, (ii) each such party has the requisite corporate power and authority to execute this Warrant and to carry out and perform the terms and provisions of this Warrant, and (iii) this Warrant constitutes the valid and legally binding obligation of such party.

         17. Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         18. Notice. Any notice required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed to be delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           LaserSight Incorporated
                           3300 University Boulevard, Suite 140
                           Orlando, Florida 32792
                           Telecopy: (407) 678-9982
                           Attn:    Chief Financial Officer

                  With a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central Avenue, Suite 901
                           St. Louis, Missouri 63105
                           Telecopy: (314) 746-4848
                           Attn:    Timothy L. Elliott, Esq.

                  And:

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois 60606
                           Telecopy: (312) 876-7934
                           Attn:    Paul J. Miller, Esq.

                  If to the Holder:

                            ----------------------------

                            ----------------------------

                            ----------------------------

                           Telecopy: (      )        -
                                      ------ -----------

                  With a copy to:

                            ----------------------------

                            ----------------------------

                            ----------------------------


                           Telecopy: (      )        -
                                      ------ -----------

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.


Dated as of: March 22, 1999

                                          LASERSIGHT INCORPORATED


                                          By:      /s/Michael R. Farris
                                                   ----------------------------
                                                   Michael R. Farris

                                          Attest:  /s/Gregory L. Wilson
                                                  ------------------------------
                                                   Gregory L. Wilson, Secretary


ACCEPTED AND AGREED:

TLC THE LASER CENTER INC.
-------------------------


By:    /s/Ronald J. Kelly
     ------------------------
Name:  Ronald J. Kelly
     ------------------------
       General Counsel
Title:-----------------------


Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.

Dated as of: March 22, 1999


                                          LASERSIGHT INCORPORATED


                                          By:     /s/Michael R. Farris
                                                  ------------------------------
                                                  Michael R. Farris

                                          Attest: /s/Gregory L. Wilson
                                                  ------------------------------
                                                  Gregory L. Wilson, Secretary


ACCEPTED AND AGREED:

PEQUOT PRIVATE EQUITY FUND, L.P.
--------------------------------


By:    /s/David J. Malat
     ------------------------
Name:  David J. Malat
     ------------------------
       CFO
Title:-----------------------

Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.

Dated as of: March 22, 1999


                                          LASERSIGHT INCORPORATED


                                          By:      /s/Michael R. Farris
                                                   -----------------------------
                                                   Michael R. Farris

                                          Attest:  /s/Gregory L. Wilson
                                                  ------------------------------
                                                   Gregory L. Wilson, Secretary



ACCEPTED AND AGREED:

PEQUOT SCOUT FUND, L.P.
-----------------------------


By:    /s/David J. Malat
     ------------------------
Name:  David J. Malat
     ------------------------
       CFO
Title:-----------------------

Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.

Dated as of: March 22, 1999


                                         LASERSIGHT INCORPORATED


                                         By:       /s/Michael R. Farris
                                                   -----------------------------
                                                   Michael R. Farris

                                         Attest:   /s/Gregory L. Wilson
                                                   -----------------------------
                                                   Gregory L. Wilson, Secretary


ACCEPTED AND AGREED:

PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.
-----------------------------------------


By:    /s/David J. Malat
     ------------------------
Name:  David J. Malat
     ------------------------
       CFO
Title:-----------------------


Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.

Dated as of: March 22, 1999


                                         LASERSIGHT INCORPORATED


                                         By:       /s/Michael R. Farris
                                                   -----------------------------
                                                   Michael R. Farris

                                         Attest:   /s/Gregory L. Wilson
                                                   -----------------------------
                                                   Gregory L. Wilson, Secretary

ACCEPTED AND AGREED:

STARK INTERNATIONAL
--------------------------------


By:    /s/Michael A. Roth
     ---------------------------
Name:  Michael A. Roth
     ---------------------------
       Managing General Partner
Title:--------------------------


Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.


Dated as of: March 22, 1999


                                         LASERSIGHT INCORPORATED


                                         By:       /s/Michael R. Farris
                                                   -----------------------------
                                                   Michael R. Farris

                                         Attest:   /s/Gregory L. Wilson
                                                   -----------------------------
                                                   Gregory L. Wilson, Secretary

ACCEPTED AND AGREED:

SHEPHERD INVESTMENTS INTERNATIONAL, LTD.
----------------------------------------


By:    /s/Michael A. Roth
     ---------------------------
Name:  Michael A. Roth
     ---------------------------
       Managing General Partner
Title:-------------------------

Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.


Dated as of: March 22, 1999


                                         LASERSIGHT INCORPORATED


                                         By:       /s/Michael R. Farris
                                                   -----------------------------
                                                   Michael R. Farris

                                         Attest:   /s/Gregory L. Wilson
                                                   -----------------------------
                                                   Gregory L. Wilson, Secretary



ACCEPTED AND AGREED:

WILLIAM D. CORNELIUSON
---------------------------------------


By:    /s/William D. Corneliuson
     ---------------------------
Name:  William D. Corneliuson
     ---------------------------
       Individually
Title:-------------------------


Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.

Dated as of: March 22, 1999


                                         LASERSIGHT INCORPORATED


                                         By:       /s/Michael R. Farris
                                                   -----------------------------
                                                   Michael R. Farris

                                         Attest:   /s/Gregory L. Wilson
                                                   -----------------------------
                                                   Gregory L. Wilson, Secretary

ACCEPTED AND AGREED:

EGS PRIVATE HEALTHCARE COUNTERPART, L.P.
----------------------------------------


By:    EGS Private Healthcare Associates, L.L.C.
     -------------------------------------------

By:    Fred Greenberg
     -------------------------------------------
Name:  Fred Greenberg
     ---------------------------
       Managing Director
Title:-------------------------

Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.


Dated as of: March 22, 1999


                                         LASERSIGHT INCORPORATED


                                         By:       /s/Michael R. Farris
                                                   -----------------------------
                                                   Michael R. Farris

                                         Attest:   /s/Gregory L. Wilson
                                                   -----------------------------
                                                   Gregory L. Wilson, Secretary


ACCEPTED AND AGREED:

EGS PRIVATE HEALTHCARE COUNTERPART, L.P.
----------------------------------------


By:    EGS Private Healthcare Associates, L.L.C.
     ----------------------------------------------


By:    Fred Greenberg
     ---------------------------
Name:  Fred Greenberg
     ---------------------------
       Manager Director
Title:--------------------------

Date:    March 22, 1999

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.

Dated as of: March 22, 1999


                                         LASERSIGHT INCORPORATED


                                         By:       /s/Michael R. Farris
                                                   -----------------------------
                                                   Michael R. Farris

                                         Attest:   /s/Gregory L. Wilson
                                                   -----------------------------
                                                   Gregory L. Wilson, Secretary



ACCEPTED AND AGREED:

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.
--------------------------------------------


By:    /s/David M. Greenhouse
     ---------------------------
Name:  David M. Greenhouse
     ---------------------------
       Managing General Partner
Title:--------------------------


Date:    March 22, 1999

                               NOTICE OF EXERCISE




TO:      LaserSight Incorporated                        Dated:  _________, 199__



         (1) The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______ shares of Common Stock and hereby makes payment ______ of in payment of the actual exercise price thereof.

         (2) By exercising this Warrant, the undersigned acknowledges that such shares have not been registered under the Securities Act of 1933, and represents and warrants to the Company that such shares are being acquired for investment and not for distribution or resale, solely for the undersigned's own account and not as a nominee for any other person, and that the undersigned will not offer, sell, pledge or otherwise transfer such shares except (i) in compliance with the requirements for an available exemption from such Securities Act and any applicable state securities laws, or (ii) pursuant to an effective registration statement or qualification under such Securities Act and any applicable state securities laws.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



Name:
        ------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Name:
        -----------------------------------------------------------------------

Address:

        ------------------------------------------------------------------------

Signature:

        ------------------------------------------------------------------------

(All signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guaranty program.)

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name:    -----------------------------------------------------------------------
          (Please typewrite or print name of Assignee in block letters)

Address:
         -----------------------------------------------------------------------

Number of Shares:

         -----------------------------------------------------------------------

and does hereby irrevocably constitute and appoint ______________________________, attorney to make such transfer on the books of LaserSight Incorporated, maintained for the purpose, with full power of substitution in the premises.

Dated:
       --------------------------

Signature of Holder:  ---------------------------------------



         The undersigned ASSIGNEE acknowledges that neither the within Warrant nor, if the registration statement contemplated by the Registration Rights Agreement referenced in Section 11 of this Warrant has not been declared effective, any of the Warrant Shares (as defined in the Warrant) have been registered under the Securities Act of 1933, and the undersigned ASSIGNEE represents and warrants to the Company that the Warrant and the Warrant Shares are being acquired for investment and not for distribution or resale, solely for the undersigned's own account and not as a nominee for any other person, and that the undersigned ASSIGNEE will not offer, sell, pledge or otherwise transfer the Warrant or the Warrant Shares except (i) in compliance with the requirements for an available exemption from such Securities Act and any applicable state securities laws or (ii) pursuant to an effective registration statement or qualification under such Securities Act and any applicable state securities laws.

Dated:
       --------------------------



Signature of Assignee:  ---------------------------------------


(All signatures must be guaranteed by an eligible institution that is a member of a recognized medallion signature guaranty program.)